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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K






                                   Current Report
                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) September 25, 1998




                               STATION CASINOS, INC.
               (Exact name of registrant as specified in its charter)






                                       NEVADA
                   (State or other jurisdiction of incorporation)

                   000-21640                             88-0136443
                   ---------                             ----------
            (Commission File Number)          (IRS Employer Identification No.)

            2411 West Sahara Avenue
               Las Vegas, Nevada                            89102
            -----------------------                         -----
    (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (702) 367-2411


                                         N.A.
            (Former name or former address, if changed since last report)

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                                STATION CASINOS, INC.


Item 5. Attached is a press releases issued by the Registrant on September 25, 1998. The press release is incorporated herein by this reference.

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                                STATION CASINOS, INC.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Station Casinos, Inc.


Date: October 2, 1998                        /s/ Glenn C. Christenson
                                             ---------------------------
                                             Glenn C. Christenson
                                             Executive Vice President
                                             and Chief Financial Officer

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                                STATION CASINOS, INC

                                   EXHIBIT INDEX

99.1      The Registrant's press release, dated September 25, 1998.


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